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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 Current Report
                        Pursuant to Section 13 or 15 (d)
                                     of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2006

                           THE A CONSULTING TEAM, INC.
             (Exact name of Registrant as Specified in its Charter)

                                    New York
                 (State or Other Jurisdiction of Incorporation)

            0-22945                                           13-3169913
 (Commission File Number)                                  (I.R.S. Employer
                                                         Identification Number)

                                 (212) 979-8228
              (Registrant's Telephone Number, Including Area Code)

                 200 Park Avenue South, New York, New York 10003
               (Address of Principal Executive Offices) (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 9 2006, The A Consulting Team, Inc. a New York corporation (the "Company"), issued a press release announcing its financial results for the three months ended June 30, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


The information provided in this Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

                EXHIBIT 99.1 PRESS RELEASE, DATED AUGUST 9, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE A CONSULTING TEAM, INC.


                                    By: /s/ Salvatore M. Quadrino
                                        ------------------------------
                                        Salvatore M. Quadrino
                                        Chief Financial Officer

         Dated: August 9, 2006


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                                INDEX TO EXHIBITS

NUMBER              DESCRIPTION

EXHIBIT 99.1        PRESS RELEASE, DATED AUGUST 9, 2006.